UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2015

BESPOKE TRICYCLES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-55008	47-4180540
(Commission File Number)	(IRS Employer Identification No.)

4045 Sheridan Avenue, Suite 239

Miami, Florida 33140

(Address of Principal Executive Offices, Zip Code)

(305)-370-0482

(Registrant's Telephone Number, Including Area Code)

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant.

On July 27, 2015, Bespoke Tricycles, Inc. (the "Registrant") retained GBH CPAs, PC ("GBH") as its principal independent accountants. On July 30, 2015, Bespoke Tricycles, Inc. dismissed KLJ & Associates, LLP ("KLJ") as its independent registered public accounting firm. The decision to terminate the services of KLJ and retain GBH as the principal independent accountants was approved by the Registrant's board of directors.

The Termination of KLJ

KLJ was the independent registered public accounting firm for the Registrant from August 4, 2014 until July 30, 2015. None of KLJ's reports on the Registrant's financial statements for the year ended October 31, 2014 (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KLJ, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which KLJ served as the Registrant's principal independent accountants.

However, the report of KLJ, dated February 17, 2015 on our consolidated financial statements as of and for the year ended October 31, 2014 in our Annual Report on Form 10-K, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided KLJ with a copy of this disclosure and has requested that KLJ furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from KLJ addressed to the Securities and Exchange Commission dated July 30, 2015 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of GBH

Prior to July 27, 2015, the date that GBH was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult GBH regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by GBH that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult GBH regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter, dated July 30, 2015, from KLJ & Associates, LLP to the Securities and Exchange Commission.

2

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BESPOKE TRICYCLES, INC.

Date: July 30, 2015	By:	/s/ Albert Mitrani
	Name:	Albert Mitrani
	Title:	President and Chief Executive Officer